Other Assets - Schedule of Other Assets (Detail) - USD ($) $ in Thousands	Mar. 31, 2017	Mar. 31, 2016
Deferred Costs Capitalized Prepaid And Other Assets Disclosure [Abstract]
Prepayment of land leased from ILA	$ 13,939	$ 14,038
Deferred income taxes	10,324	4,007
Goodwill	7,192	7,198
Intangible assets and deferred costs, net	5,928	8,334
Severance pay fund	2,118	1,873
Other	458	356
Other assets	$ 39,959	$ 35,806